Stanislav Sukhorukov Vice President, Senior Assistant General Counsel

March 12, 2024

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Zurich American Life Insurance Company (“Zurich”)
ZALICO Variable Annuity Separate Account (“Registrant”)

Commissioners:

Zurich North America	Pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“Act”), Zurich, on behalf of the Registrant, is filing the accompanying notice regarding the internet availability of the annual reports, for the period ended December 31, 2023 (“Notice”), for portfolios (“Portfolios”) of the following underlying funds (“Funds”) in which corresponding subaccounts of the Registrant (“Subaccounts”) invest:

Mobile: (347) 572-1628 stanislav.sukhorukov@zurichna.com

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(File No. 811-07452)

The Alger Portfolios (File No. 811-05550)

BNY Mellon Investment Portfolios (File No. 811-08673)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

Deutsche DWS Investments VIT Funds (File No. 811-07507)

Deutsche DWS Variable Series I (File No. 811-04257)

Deutsche DWS Variable Series II (File No. 811-05002)

Janus Aspen Series (File No. 811-07736)

Zurich, on behalf of the Registrant, mailed the Notice to each owner of a variable annuity contract who had allocated contract value to a Subaccount investing in a Portfolio. Some of the Portfolios or Funds listed above may not be available under every contract offered through the Registrant. We understand that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned at stanislav.sukhorukov@zurichna.com.

Sincerely,

Stanislav Sukhorukov
Vice President, Senior Assistant General Counsel

Enclosure

Zurich American Life Insurance Company Service Center PO Box 64361 St. Paul, MN 55164-0361	FIRST-CLASS MAIL U.S. POSTAGE PAID Lancaster PA Permit NO. 1303

[Contract Owner]	CONTROL #:

Important Reports to Shareholders of Fund Portfolios Under Your Zurich American Life Insurance Company Annuity Contract Are Now Available Online and In Print by Request.

Dear Contract Owner:

The purpose of this letter is to advise you that the shareholder reports for Fund Portfolios that correspond to Subaccounts under your Contract are available for viewing online at:

dfinview.com/zalico/TAHD/ZALI00001

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Regular Mail	Overnight Mail
Zurich American Life Insurance Company	Zurich American Life Insurance Company
Service Center	Service Center
PO Box 64361	7805 Hudson Rd, Ste 180
St. Paul, MN 55164-0361	Woodbury, MN 55125

Zurich American Life Insurance Company Administrative office: 935 S Main St, Greenville, SC 29601

Securities are distributed by BFP Securities, LLC, 6 City Place, Suite 400, St. Louis, MO 63141

INTERNAL USE ONLY